WABAN INC.
                                   ----------


                      THIRD AMENDMENT AND WAIVER AGREEMENT
                      ------------------------------------











                         Dated as of September 29, 1994


                       9.58% Senior Notes due MAY 31, 1998

                      THIRD AMENDMENT AND WAIVER AGREEMENT

     THIRD AMENDMENT AND WAIVER AGREEMENT (this "Third Amendment"), dated as of September 29, 1994, among WABAN INC. (together with its successors and assigns, the "Company"), and each of the holders of Notes (as such term is defined below) whose name appears on the signature pages hereof (individually, a "Holder" and, collectively, the "Holders").

                                   RECITALS:

     WHEREAS, the Company entered into those certain separate Note Purchase Agreements, each dated as of June 15, 1991, between the Company and the purchasers identified on Annex 1 thereto, as previously amended by that certain Amendment to Note Purchase Agreement, dated as of December 16, 1991, and that certain Second Amendment and Waiver to Note Purchase Agreement, dated as of March 28, 1994 (collectively, as in effect immediately prior to the Effective Date, the "Existing Note Purchase Agreement," and, as further amended by this Third Amendment, the "Amended Note Purchase Agreement"), pursuant to which the Company has issued its 9.58% Senior Notes due May 31, 1998 (the "Notes");

     WHEREAS, each of the Holders is a holder of the Notes;

     WHEREAS, the Company has requested the Holders to amend the Existing Note Purchase Agreement to make a change to a certain covenant of the Company set forth in the Existing Note Purchase Agreement and to waive all rights, remedies and powers such Holders may have as a result of any failure by the Company to comply with the provisions of such covenant prior to the Effective Date of this Third Amendment; and

     WHEREAS, the Holders are willing to enter into such amendment, and to give such waiver, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  AMENDMENT TO EXISTING NOTE PURCHASE AGREEMENT.

      1.1   Insurance.  Section 7.2(b) of the Existing Note Purchase Agreement
            ---------
is hereby amended and restated in its entirety to read as follows:

                 (b) Insurance -- maintain, with (i) Lloyd's of London, (ii)other financially sound and reputable insurers accorded a rating by (1) A.M. Best Company of "A- (VI)" or better, (2) Standard & Poor's Corporation of "AA" or better, or (3) Moody's Investors Service, Inc. of "A-2" or better (or a comparable rating by any comparable successor rating agency), or (iii) other foreign insurers having claims paying ability and financial resources substantially identical to domestic insurers accorded the ratings specified in the preceding clause (ii), insurance with respect to its Property and business against such casualties and contingencies, of such types (including, without limitation, loss or damage, public liability, business interruption, larceny, embezzlement or other criminal misappropriation) and in such amounts as is customary in the case of corporations of established reputations engaged in the same or a similar business and similarly situated. Notwithstanding the foregoing, the Company shall be permitted to maintain, without violation of the provisions of this Section 7.2(b), a policy of excess coverage property damage insurance with a policy limit of Two Million Five Hundred Thousand Dollars ($2,500,000) issued by Marine Indemnity Company (which the Company represents to have, as of September 15, 1994, a rating of "A (IV)" by A.M. Best Company) so long as such policy is replaced on or prior to November 1, 1994 by one or more policies of insurance or other insurance coverage which fully complies with all of the provisions of this Section 7.2(b).

SECTION 2.  WAIVER; REAFFIRMATION.

      (a) Each of the Holders hereby waives all rights, remedies and powers it may have under the Amended Note Purchase Agreement or applicable law as the result of any failure by the Company to comply with the provisions of Section 7.2(b) of the Existing Note Purchase Agreement prior to the date of the effectiveness of the amendment set forth in Section 1 hereof.

     (b) The terms of this Third Amendment shall not, except as expressly provided in Section 2(a) hereof, operate as or constitute a waiver by the Holders of, or otherwise prejudice, the rights, remedies or powers of the Holders under, the Amended Note Purchase Agreement or under applicable law. Except as expressly provided in Section 1 hereof, (i) no other terms and provisions of the Existing Note Purchase Agreement are modified or changed by this Third Amendment, and (ii) the terms and provisions of the Existing Note Purchase Agreement shall continue in full force and effect. Except to the extent specifically contemplated by Section 2(a), this Amendment is not a limitation on the ability of any Holder to exercise any of its rights and remedies due to any Default or Event of Default under the Amended Note Purchase Agreement.

     (c) The Company hereby acknowledges and reaffirms all of its obligations and duties under the Amended Note Purchase Agreement and under the Notes.

SECTION 3.  CONDITIONS TO EFFECTIVENESS.

     The amendment to the Existing Note Purchase Agreement set forth in
Section 1 hereof and the waiver by the Holders set forth in Section 2 hereof shall become effective only upon the execution of a counterpart of this Third Amendment by Holders constituting the Majority Holders and delivery thereof to the Company, and the execution of a counterpart of this Third Amendment by the Company and delivery thereof to each of the Holders. The first date upon which such conditions shall have been satisfied is herein referred to as the "Effective Date."

SECTION 4.  COSTS AND EXPENSES.

     Whether or not the conditions to effectiveness set forth in Section 3 hereof are satisfied, on or prior to the Effective Date, the Company shall pay all out-of-pocket expenses of the Holders in connection with the negotiation, preparation, execution and delivery of this Third Amendment, including, without limitation, the reasonable fees and expenses of special counsel engaged by the Holders in connection therewith. Without limiting the generality of the foregoing, the Company will pay the reasonable fees and disbursements of Holders' special counsel on the date the Company is presented with a statement of such fees and disbursements, and shall also pay, upon receipt of any subsequent statement thereof, each such subsequent statement for reasonable fees and disbursements of Holders' special counsel rendered after the date of any prior statement.

SECTION 5.  MISCELLANEOUS.

      5.1   Binding Effect.  All the provisions of this Third Amendment by or
            --------------
for the benefit of the Company and the Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

      5.2   Duplicate Originals.  Two or more duplicate originals of this
            -------------------
Third Amendment may be signed by the parties, each of which shall be an original but all of which taken together shall constitute one and the same instrument. This Third Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by the Company and Holders constituting the Majority Holders, and each set of counterparts which, collectively, show execution by the parties hereto shall constitute one duplicate original.

      5.3   Governing Law.  THIS THIRD AMENDMENT SHALL BE CONSTRUED,
            -------------
INTERPRETED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

      5.4   Severability.  Any provision of this Third Amendment which is
            ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      5.5   Waivers and Amendment.  This Third Amendment or any term or
            ---------------------
provision hereof may be changed, waived, discharged or terminated only in accordance with Section 11.5 of the Amended Note Purchase Agreement.

      5.6   Defined Terms.  Capitalized terms used in herein and not otherwise
            -------------
defined herein shall have the respective meanings ascribed to them in the Amended Note Purchase Agreement.

      5.7   Section Headings.  The titles of the sections hereof appear as a
            ----------------
matter of convenience only, do not constitute a part of this Third Amendment and shall not affect the construction hereof.

       [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                               WABAN INC.


                               By:  /s/ Herbert J Zarkin
                               --------------------------------
                                      Name:  Herbert J Zarkin
                                      Title: President


                               MASSACHUSETTS MUTUAL LIFE
                               INSURANCE COMPANY


                               By:  /s/ Richard C. Morrison
                               --------------------------------
                                      Name:  Richard C. Morrison
                                      Title  Vice President


                               THE EQUITABLE LIFE ASSURANCE
                               SOCIETY OF THE UNITED STATES


                               By:  /s/ Basil P. Livanos
                               --------------------------------
                                      Name:  Basil P. Livanos
                                      Title  Investment Officer


                               THE CHASE MANHATTAN BANK, N.A., AS
                               TRUSTEE FOR EQ ASSET TRUST 1993


                               By:  /s/ A.K. Crain
                               --------------------------------
                                      Name:  A.K. Crain
                                      Title: 2VP


                               NORTHERN LIFE INSURANCE COMPANY


                               By:  /s/ Mark S. Jordahl
                               --------------------------------
                                      Name:
                                      Title:


Signature Page 1 to the THIRD AMENDMENT AND WAIVER AGREEMENT, dated as of
  September 29, 1994, among WABAN INC. and the holders of Notes named therein.

                               LIFE INSURANCE COMPANY OF GEORGIA
                               By:  Internationale Nederlanden
                                    North America Investment Centre,
                                    Inc.
                                    its Agent


                               By:  /s/ Fred C. Smith
                               --------------------------------
                                      Name:  Fred C. Smith
                                      Title: S.V.P. and Managing Director


                                SOUTHLAND LIFE INSURANCE COMPANY
                                By:  Internationale Nederlanden
                                     North America Investment
                                     Centre, Inc.
                                     its Agent


                                By:  /s/ Fred C. Smith
                                -------------------------------
                                      Name:  Fred C. Smith
                                      Title: S.V.P. and Managing Director


                                WISCONSIN NATIONAL LIFE INSURANCE
                                COMPANY


                                By:
                                ------------------------------
                                      Name:
                                      Title:


                                UNUM LIFE INSURANCE COMPANY OF
                                AMERICA


                                By:  /s/ Mark A. Fernandez
                                ------------------------------
                                      Name:  Mark A. Fernandez
                                      Title: Second Vice President


Signature Page 2 to the THIRD AMENDMENT AND WAIVER AGREEMENT, dated as of
  September 29, 1994, among WABAN INC. and the holders of Notes named therein.

                                THE NORTH ATLANTIC LIFE INSURANCE
                                COMPANY OF AMERICA


                                By:  /s/ Mark S. Jordahl
                                ------------------------------
                                      Name:
                                      Title


                                FARM BUREAU LIFE INSURANCE
                                COMPANY OF MICHIGAN


                                By:
                                ------------------------------


                                FB ANNUITY COMPANY


                                By:
                                ------------------------------


                                INTER-STATE ASSURANCE COMPANY


                                By:
                                ------------------------------
                                      Name:
                                      Title:


                                TEXAS LIFE INSURANCE COMPANY


                                By:
                                ------------------------------
                                      Name:
                                      Title:

Signature Page 3 to the THIRD AMENDMENT AND WAIVER AGREEMENT, dated as of
  September 29, 1994, among WABAN INC. and the holders of Notes named therein.